SUMMARY STATEMENT OF INCOME                                        EXHIBIT 99.1
MARCH 2001

----------------------------------------------------------------------------------------------------------------------------------
                                                                         CURRENT MONTH                    YEAR-TO-DATE
                                                                ------------------------------------------------------------------
($ MILLIONS)                                                         2001            2000              2001            2000
----------------------------------------------------------------------------------------------------------------------------------
REVENUE
     INTEGRATED STEEL                                           $    237.0       $    351.7       $    666.2       $    957.2
     METAL FABRICATION                                               127.0            159.4            362.6            432.2
     LESS: INTERSEGMENT SALES                                        (19.1)           (10.8)           (39.5)      $    (34.3)
                                                                ----------       ----------       ----------       ----------
             TOTAL REVENUE                                      $    344.9       $    500.3       $    989.3       $  1,355.1
                                                                ==========       ==========       ==========       ==========

PRETAX RESULTS
     INTEGRATED STEEL                                           $    (48.6)      $     11.7       $   (146.3)      $    (11.3)
     METAL FABRICATION                                                 3.0             11.7              0.6             22.3
     LEADING STEEL TECHNOLOGIES                                        8.2              2.3             --                2.7
     INTEREST EXPENSE                                                 (4.7)            (8.3)           (13.9)           (24.2)
     CORPORATE AND OTHER                                               4.9             (0.5)             0.8             (1.8)
     CHAPTER 11 ADMINISTRATIVE EXPENSES, NET                          (6.6)            --              (15.7)            --
     SPECIAL CHARGES                                                 (42.0)            --              (42.0)            --
                                                                ----------       ----------       ----------       ----------
         PRETAX INCOME (LOSS)                                        (85.8)            16.9           (216.5)           (12.3)
                                                                ----------       ----------       ----------       ----------

TAX PROVISION                                                         (1.0)            (1.1)            (3.0)            (3.3)
                                                                ----------       ----------       ----------       ----------
NET INCOME (LOSS)                                               $    (86.8)      $     15.8       $   (219.5)      $    (15.6)
                                                                ----------       ==========       ----------       ==========
EPS                                                             $    (0.84)      $     0.13       $    (2.13)      $    (0.18)
                                                                ==========       ==========       ==========       ==========











                                      -1-
                              The LTV Corporation

SUMMARY STATEMENT OF CASH FLOWS                                    EXHIBIT 99.1
MARCH 2001

-----------------------------------------------------------------------------------------------------------------------------------

($ MILLIONS)                                                                                  MONTH            YEAR-TO-DATE
-----------------------------------------------------------------------------------------------------------------------------------
ACTIVITY
     INCOME FROM CONTINUING OPERATIONS                                                   $    (86.8)           $   (219.5)
     SPECIAL CHARGES                                                                           42.0                  42.0
     CHAPTER 11 ADMINISTRATIVE EXPENSES                                                         6.6                  15.7
     NONCASH EQUITY (INCOME) LOSS OF JOINT VENTURES                                            (8.4)                 (0.2)
     DEPRECIATION AND AMORTIZATION                                                             24.8                  72.6
     PENSION FUNDING (MORE) LESS THAN EXPENSE                                                   4.4                  13.4
     OPEB PAYMENTS (MORE) LESS THAN EXPENSE                                                    (2.0)                 (5.9)
     CHANGES IN RECEIVABLES, INVENTORY
         AND PAYABLES                                                                          27.8                 116.1
     CHANGES IN OTHER ASSETS AND LIABILITIES                                                  (41.3)                (30.0)
                                                                                         ----------            ----------
         OPERATING ACTIVITY                                                                   (32.9)                  4.2
     PROPERTY ADDITIONS                                                                        (7.3)                (24.7)
     INVESTMENTS IN STEEL-RELATED BUSINESSES                                                   --                    (0.5)
                                                                                         ----------            ----------
         CHANGE IN CASH AND CASH EQUIVALENTS

             BEFORE CHANGE IN DEBT                                                            (40.2)                (21.0)
             CHANGE IN BORROWINGS                                                              --                     1.9
                                                                                         ----------            ----------
         CHANGE IN CASH AND CASH EQUIVALENTS                                                  (40.2)                (19.1)
BEGINNING CASH AND CASH EQUIVALENTS                                                            89.5                  68.4
                                                                                         ----------            ----------
ENDING CASH AND CASH EQUIALENTS                                                          $     49.3            $     49.3
                                                                                         ==========            ==========














                                      -2-
                              The LTV Corporation

SUMMARY BALANCE SHEET                                             EXHIBIT 99.1
MARCH 2001

-------------------------------------------------------------------------------------------------------------------------
                                                                            MARCH 31,               DECEMBER 31,
                                                                         ------------------------------------------------
($ MILLIONS)                                                                 2001                       2000
-------------------------------------------------------------------------------------------------------------------------

CURRENT ASSETS
      CASH AND CASH EQUIVALENTS                                           $      49.3              $      68.4
      RECEIVABLES                                                               546.4                    494.8
      INVENTORIES                                                               836.1                    970.9
      PREPAID EXPENSES, DEPOSITS AND OTHER                                       32.4                     24.9
                                                                          -----------              -----------
                                                                              1,464.2                  1,559.0
                                                                          -----------              -----------
NONCURRENT ASSETS
      PROPERTY, PLANT AND EQUIPMENT                                           3,199.2                  3,248.7
      INVESTMENTS IN AFFILIATES                                                 106.3                    106.0
      OTHER NONCURRENT ASSETS                                                   427.2                    444.4
                                                                          -----------              -----------
                                                                              3,732.7                  3,799.1
                                                                          -----------              -----------
TOTAL ASSETS                                                              $   5,196.9              $   5,358.1
                                                                          ===========              ===========



CURRENT LIABILITIES
      ACCOUNTS PAYABLE                                                    $     104.2              $      45.4
      ACCRUED EMPLOYEE COMPENSATION                                             100.2                     55.9
      ACCRUED LIABILITIES AND OTHER                                              98.4                     53.1
      LONG TERM SECURED DEBT IN DEFAULT                                         669.3                    667.4
                                                                          -----------              -----------
                                                                                972.1                    821.8
                                                                          -----------              -----------
NONCURRENT LIABILITIES
      POSTEMPLOYMENT HEALTH CARE BENEFITS                                        45.5                     45.6
      PENSION BENEFITS                                                            3.7                      4.1
      OTHER EMPLOYEE BENEFITS                                                     1.5                      1.3
      LONG-TERM DEBT                                                             --                       --
      OTHER                                                                      60.6                     50.7
                                                                          -----------              -----------
                                                                                111.3                    101.7
                                                                          -----------              -----------
LIABILITIES SUBJECT TO COMPROMISE                                             3,763.1                  3,858.1
                                                                          -----------              -----------
TOTAL SHAREHOLDERS' EQUITY                                                      350.4                    576.5
                                                                          -----------              -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                $   5,196.9              $   5,358.1
                                                                          ===========              ===========


                                      -3-
                              The LTV Corporation